UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-7080

Name of Fund:  MuniYield Michigan Insured Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Michigan Insured Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 04/30/04

Item 1 - Report to Stockholders



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Merrill Lynch Investment Managers


www.mlim.ml.com


MuniYield Michigan
Insured Fund, Inc.


Semi-Annual Report
April 30, 2004



MuniYield Michigan Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income tax and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and Michigan income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Michigan Insured
Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



MuniYield Michigan Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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MuniYield Michigan Insured Fund, Inc.



The Benefits and Risks of Leveraging


MuniYield Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of April 30, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 13.89%.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2004



A Letter From the President


Dear Shareholder

For the six-month and 12-month periods ended April 30, 2004, the Lehman Brothers Municipal Bond Index posted returns of +1.19% and +2.68%, respectively. Its taxable counterpart, the Lehman Brothers Aggregate Bond Index, had returns of +1.25% and +1.82% for the same periods. Amid considerable month-to-month volatility, tax-exempt bond yields rose over the past year, although not to the same extent as 10-year U.S. Treasury yields. In all, tax-exempt securities continued to be an attractive fixed income investment alternative.

As of April month-end, the Federal Reserve Board maintained its accommodative policy stance, although a better-than-expected employment report for the month of March prompted speculation that an interest rate increase could come sooner than many had expected. On April 2, 2004, the good news on the employment front - previously the one dim spot in an otherwise bright economic picture - helped prompt the yield on the 10-year Treasury bond to spike nearly 25 basis points (.25%), from 3.91% to 4.15%. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. If economic growth maintains its recent pace and employment figures continue to improve, many believe it is just a matter of time before interest rates move upward.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. For the six-month and 12-month periods ended April 30, 2004, the Standard & Poor's 500 Index returned +6.27% and +22.88%, respectively. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments have led the way to improvements in corporate earnings - a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties - not the least of which are geopolitical in nature - which can translate into negative market movements. Keeping this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2004



A Discussion With Your Fund's Portfolio Manager


Throughout the period, we remained focused on enhancing yield and preserving net asset value in a volatile interest rate environment.


Describe the recent market environment relative to municipal bonds.

For much of the six-month period, a positive economic backdrop helped bond prices to move higher as yields, which typically move opposite of prices, declined. In early April, however, a surprisingly strong monthly employment report triggered fears that the long-accommodative Federal Reserve Board might raise interest rates sooner than many had expected. As a result, bond yields rose (prices fell) sharply for the remainder of the period. At the end of April, long-term U.S. Treasury bond yields had climbed to 5.13%, representing an increase of approximately 15 basis points (.15%) over the past six months. Ten-year U.S. Treasury note yields stood at 4.30% as of period-end, an increase of more than 20 basis points.

Tax-exempt bond yields generally mimicked the movement of their taxable counterparts, although volatility in the municipal market was more subdued. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose just four basis points over the past six months. For the same period, yields on AAA-rated issues maturing in 30 years rose approximately 10 basis points to 4.93% while yields on 10-year, AAA-rated issues increased more than 16 basis points to nearly 4%, according to Municipal Market Data. The more marked increase in 10-year bond yields may be attributed to the fact that recent issuance has been heavily concentrated in the 10-year - 20-year range. The resulting supply imbalance prompted higher intermediate bond yields (and lower prices). Longer-maturity and lower-rated issues continued to benefit from more favorable supply/demand factors and, therefore, have seen less price depreciation. For the six-month period as a whole, municipal bond supply declined approximately 5% compared to the same period a year ago.

Overall, demand for tax-exempt municipal bonds has remained positive. Data from the Investment Company Institute indicates that, in just the first three months of 2004, tax-exempt bond funds have seen net new cash flows of almost $640 million.


Describe conditions in the State of Michigan.

Michigan maintains credit ratings of Aa1 from Moody's and AA+ from Standard & Poor's (S&P) and Fitch, all with stable trends. Moody's and S&P had downgraded the state in the fourth quarter of 2003.

Michigan ranks 33rd in the nation in terms of debt per capita and 35th in debt as a percentage of personal income. These ratios are quite low for a populous state and point toward Michigan's flexibility in responding to economic downturns relative to other states.

The state's pension system is nearly fully funded. However, Michigan has continued to lose manufacturing jobs, and revenues consistently have fallen below projections as a result. Officials have resorted to drawing down the Budget Stabilization Fund (BSF), which declined from $1 billion in fiscal year 2001 to near zero in fiscal year 2003. A sign of stability came in January 2004, when the fiscal year 2004 revenue projections did not require any revisions from October 2003 estimates. Officials expect the fiscal year 2004 budget to produce $185 million to replenish the BSF. Despite that good news, budget balancing remains difficult because of a slow economic recovery in the state.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2004, the Common Stock of MuniYield Michigan Insured Fund, Inc. had net annualized yields of 6.46% and 7.04%, based on a period-end per share net asset value of $15.53 and a per share market price of $14.25, respectively, and $.500 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +.69%, based on a change in per share net asset value from $15.94 to $15.53, and assuming reinvestment of $.498 per share ordinary income dividends.

For the six-month period ended April 30, 2004, the Fund's Auction
Market Preferred Stock (AMPS) had an average yield of .89% for Series A, .88% for Series B and .83% for Series C.

The Fund's return, based on net asset value, for the six-month period lagged the +1.42% return of its comparable Lipper category of Michigan Municipal Debt Funds. (Funds in this Lipper category limit their investment to securities exempt from taxation in Michigan or a city in Michigan.) This Lipper category includes both insured and uninsured Michigan municipal debt funds.



MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2004



Recent performance has largely reflected the Fund's defensive position. By maintaining a conservative duration slightly below that of our peers, the Fund was better equipped to weather movements in interest rates. In general, the lower the duration, the less an investment will fluctuate in value as interest rates move up or down. This positioning limited asset price appreciation early in the period when interest rates fell sharply. In addition, lower-rated issues, such as BBB-rated hospital and corporate-backed revenue bonds, were among the best-performing assets over the past six months, as they have been for the past year. As an insured product, the Fund holds fewer of these issues than do the uninsured funds in the Lipper category.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Portfolio activity was restricted during the period, largely because of a significant decline in Michigan tax-exempt bond issuance. Over the past six months, approximately $4.3 billion in new long-term tax-exempt bonds was issued by Michigan municipalities, a decline of more than 20% compared to the same period a year ago. In addition, recent market yields appear relatively unattractive compared to those of the Fund's existing holdings.

Portfolio transactions largely involved selling insured bonds in the intermediate maturity range and purchasing longer-maturity insured issues. The goal was to take advantage of the steep yield curve and capture the incremental yield available from the longer-maturity issues. Recent increases in coupon income allowed the Fund to increase its dividend earlier in 2004.

In terms of leverage, the Fund's borrowing costs remained around 1% throughout most of the six-month period. These attractive funding levels, in combination with the steep municipal yield curve, continued to generate significant income to the Fund's Common Stock shareholders. The Federal Reserve Board appears poised to begin raising short-term interest rates, most likely later in 2004. The increase, however, is expected to be gradual and should not have a material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 33.18% of total assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We ended the period in a slightly defensive posture with respect to interest rates. We believe this positioning readies the Fund to perform better in stable to slightly rising interest rate environments. We would expect to adopt a more defensive stance when interest rates decline during periods of market volatility.

The Fund was fully invested at period-end in an effort to enhance investment income flows. With short-term cash equivalents yielding only near 1%, the performance penalty for holding assets in cash reserves is far too severe. We continue to favor higher-couponed, lower-rated issues over more interest rate-sensitive current-couponed issues.

With economic growth expected to continue its moderate advance, long-term interest rates are likely to begin reversing their recent declines. Given consensus inflationary forecasts, any increase in long-term interest rates is likely to be moderate. With this in mind, and considering expectations for manageable new-issue volume in 2004, we believe the municipal market is poised to provide attractive returns compared to the taxable bond market regardless of the interest rate environment.


Fred K. Stuebe
Vice President and Portfolio Manager


May 12, 2004



MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2004


Schedule of Investments                                                                                      (In Thousands)

               S&P      Moody's    Face
               Ratings  Ratings   Amount   Municipal Bonds                                                         Value
Michigan--140.1%

               AAA      Aaa      $ 1,000   Allegan, Michigan, Public School District, GO, 5.75% due
                                           5/01/2030 (d)                                                          $   1,073

                                           Belding, Michigan, Area Schools, GO, Refunding (c):
               AAA      Aaa          785      6.05% due 5/01/2006 (e)                                                   857
               AAA      Aaa          215      6.05% due 5/01/2021                                                       231

               AAA      Aaa        1,000   Central Montcalm, Michigan, Public Schools, GO, 5.90% due
                                           5/01/2019 (b)                                                              1,114

               AAA      Aaa        1,000   Comstock Park, Michigan, Public Schools, GO, 5.75% due 5/01/2029 (c)       1,072

                                           Delta County, Michigan, Economic Development Corporation, Environmental
                                           Improvement Revenue Refunding Bonds (Mead Westvaco--Escanaba):
               BBB      Baa2       1,500      AMT, Series B, 6.45% due 4/15/2023                                      1,554
               BBB      Baa2       2,000      Series A, 6.25% due 4/15/2027                                           2,081

                                           Detroit, Michigan, City School District, GO:
               AAA      Aaa        2,300      (School Building and Site Improvement), Series A, 5.375% due
                                              5/01/2024 (c)                                                           2,404
               AAA      Aaa        2,100      (School Building and Site Improvement), Series B, 5% due
                                              5/01/2028 (c)                                                           2,100
               AAA      Aaa        5,155      (School Building and Site Improvement), Series B, 5% due
                                              5/01/2033 (c)                                                           5,116
               AAA      Aaa        1,000      Series A, 5.50% due 5/01/2018 (d)                                       1,084

                                           Detroit, Michigan, GO (b):
               AAA      Aaa        1,400      5.50% due 4/01/2018                                                     1,510
               AAA      Aaa        1,325      5.50% due 4/01/2020                                                     1,418
               AAA      Aaa        2,705      Series B, 6% due 4/01/2015                                              3,054

               AAA      Aaa        1,000   Detroit, Michigan, Sewer Disposal Revenue Bonds, Series A, 5.75%
                                           due 1/01/2010 (c)(e)                                                       1,139

                                           Detroit, Michigan, Sewer Disposal Revenue Refunding Bonds,
                                           Senior Lien (d):
               AAA      Aaa        3,000      Series A, 5% due 7/01/2024                                              3,020
               AAA      Aaa        4,075      Series A, 5% due 7/01/2032                                              4,047
               AAA      Aaa        1,545      Series C, 5.25% due 7/01/2022                                           1,646

                                           Detroit, Michigan, Water Supply System Revenue Bonds:
               AAA      NR*        4,375      DRIVERS, Series 200, 10.14% due 7/01/2011 (c)(e)(g)                     5,675
               AAA      Aaa        4,875      Senior Lien, Series A, 5.75% due 1/01/2010 (c)(e)                       5,553
               AAA      Aaa        1,250      Senior Lien, Series A, 5.875% due 1/01/2010 (c)(e)                      1,432
               AAA      Aaa       15,490      Series B, 5.25% due 7/01/2032 (b)                                      15,822
               AAA      Aaa        9,490      Series B, 5% due 7/01/2034 (b)                                          9,406

               AAA      Aaa        1,415   Detroit, Michigan, Water Supply System Revenue Refunding Bonds,
                                           6.25% due 7/01/2012 (c)(h)                                                 1,426

               BBB      Baa2       3,900   Dickinson County, Michigan, Economic Development Corporation,
                                           Environmental Improvement Revenue Refunding Bonds (International
                                           Paper Company Project), Series A, 5.75% due 6/01/2016                      4,154

               BBB      Baa2       2,500   Dickinson County, Michigan, Economic Development Corporation, PCR,
                                           Refunding (Champion International Corporation Project), 5.85% due
                                           10/01/2018                                                                 2,566

               A        NR*        3,100   Dickinson County, Michigan, Healthcare System, Hospital Revenue
                                           Refunding Bonds, 5.80% due 11/01/2024 (i)                                  3,193

               AAA      Aaa        1,610   East Grand Rapids, Michigan, Public School District, GO, 5.75% due
                                           5/01/2009 (d)(e)                                                           1,815

                                           Eastern Michigan University Revenue Bonds, Series B (c):
               AAA      Aaa        1,500      5.60% due 6/01/2025                                                     1,583
               AAA      Aaa        1,310      5.625% due 6/01/2030                                                    1,383



Portfolio Abbreviations


To simplify the listings of MuniYield Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HDA        Housing Development Authority
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds



MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P      Moody's    Face
               Ratings  Ratings   Amount   Municipal Bonds                                                         Value
Michigan (continued)

               AAA      Aaa      $ 1,025   Eastern Michigan University, Revenue Refunding Bonds, 6% due
                                           6/01/2020 (a)                                                          $   1,148

               A        NR*          615   Flint, Michigan, Hospital Building Authority, Revenue Refunding
                                           Bonds (Hurley Medical Center), Series A, 5.375% due 7/01/2020 (i)            617

               AAA      Aaa        1,000   Frankenmuth, Michigan, School District, GO, 5.75% due 5/01/2020 (c)        1,104

               NR*      Aa1        3,650   Gibraltar, Michigan, School District, GO (School Building and Site),
                                           5% due 5/01/2028 (c)                                                       3,659

                                           Grand Blanc, Michigan, Community Schools, GO:
               AAA      Aaa        1,100      5.625% due 5/01/2020 (c)                                                1,198
               AAA      Aaa        2,600      (School Building and Site), 5% due 5/01/2028 (d)                        2,607

                                           Grand Rapids, Michigan, Building Authority Revenue Bonds,
                                           Series A (a):
               AAA      Aaa        1,100      5.50% due 10/01/2019                                                    1,191
               AAA      Aaa        1,500      5.50% due 10/01/2020                                                    1,615

               AAA      Aaa        2,070   Grand Valley, Michigan, State University Revenue Bonds, 5.50% due
                                           2/01/2018 (c)                                                              2,292

               AAA      NR*        8,425   Greater Detroit, Michigan, Resource Recovery Authority Revenue Bonds,
                                           DRIVERS, Series 167, 11.11% due 12/13/2008 (a)(g)                         10,778

               AAA      Aaa        9,325   Hartland, Michigan, Consolidated School District, GO, 6% due
                                           5/01/2010 (c)(e)                                                          10,705

               AA+      Aa1        1,475   Haslett, Michigan, Public School District, Building and Site, GO,
                                           5.625% due 5/01/2020                                                       1,603

               AAA      Aaa        1,575   Jenison, Michigan, Public Schools, Building and Site, GO, 5.50% due
                                           5/01/2019 (c)                                                              1,702

               AAA      Aaa        3,305   Jonesville, Michigan, Community Schools, GO, 5.75% due 5/01/2029 (c)       3,543

               NR*      Aaa        6,850   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility
                                           Revenue Refunding Bonds (Bronson Methodist Hospital), 5.50% due
                                           5/15/2028 (b)                                                              6,977

               AAA      Aaa        4,000   Kent, Michigan, Hospital Finance Authority, Hospital Revenue Refunding
                                           Bonds (Butterworth Hospital), Series A, 7.25% due 1/15/2013 (b)            4,806

                                           Kent, Michigan, Hospital Finance Authority Revenue Bonds (Spectrum
                                           Health), Series A:
               AA       Aa3        1,000      5.50% due 1/15/2031                                                     1,019
               AAA      Aaa        3,000      5.50% due 1/15/2031 (b)                                                 3,120

               AAA      Aaa        1,035   Lansing, Michigan, Building Authority, GO, Series A, 5.375% due
                                           6/01/2023 (b)                                                              1,092

               AAA      Aaa        5,235   Lincoln Park, Michigan, School District, GO, 7% due 5/01/2006 (c)(e)       5,812

               AAA      Aaa        4,775   Livonia, Michigan, Public School District, GO (Building and Site),
                                           5.75% due 5/01/2010 (c)(e)                                                 5,417

                                           Livonia, Michigan, Public School District, GO, Refunding,
                                           Series A (b):
               AAA      Aaa        2,850      5% due 5/01/2024                                                        2,877
               AAA      Aaa        2,840      5% due 5/01/2025                                                        2,860

               BBB      NR*        2,250   Michigan Higher Education Facilities Authority, Limited Obligation
                                           Revenue Refunding Bonds (Hope College), Series A, 5.90% due 4/01/2032      2,296

                                           Michigan Higher Education Facilities Authority, Revenue Refunding
                                           Bonds (College for Creative Studies):
               NR*      Baa2       1,235      5.85% due 12/01/2022                                                    1,242
               NR*      Baa2       1,145      5.90% due 12/01/2027                                                    1,148

               AAA      Aaa        2,500   Michigan Higher Education Student Loan Authority, Student Loan
                                           Revenue Bonds, AMT, Series XVII-B, 5.40% due 6/01/2018 (a)                 2,571

               AAA      NR*        1,065   Michigan Municipal Bond Authority Revenue Bonds (Local Government
                                           Loan Program), Group A, 5.50% due 11/01/2020 (a)                           1,157

                                           Michigan Municipal Bond Authority, Revenue Refunding Bonds (Local
                                           Government Loan Program), Series A:
               AAA      Aaa          265      6.50% due 11/01/2012 (b)                                                  269
               AAA      Aaa        1,000      6% due 12/01/2013 (c)                                                   1,045
               AAA      Aaa        7,000      6.125% due 12/01/2018 (c)                                               7,314

               AA+      Aaa        7,000   Michigan State Building Authority Revenue Bonds, GO, RIB, Series 481,
                                           9.633% due 4/15/2009 (b)(g)                                                8,662


MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P      Moody's    Face
               Ratings  Ratings   Amount   Municipal Bonds                                                         Value
Michigan (continued)

                                           Michigan State Building Authority, Revenue Refunding Bonds:
               AAA      Aaa      $ 2,500      (Facilities Program), Series I, 5.50% due 10/15/2018 (b)            $   2,708
               NR*      Aaa       11,140      RIB, Series 517X, 9.63% due 10/15/2010 (d)(g)                          13,716

                                           Michigan State, COP (a):
               AAA      Aaa        3,000      5.40%** due 6/01/2022                                                   1,169
               AAA      Aaa        3,000      5.50% due 6/01/2027                                                     3,120

               AAA      Aaa        2,665   Michigan State, HDA, Rental Housing Revenue Bonds, AMT, Series A,
                                           5.30% due 10/01/2037 (b)                                                   2,667

               AA+      NR*        2,690   Michigan State, HDA, Revenue Refunding Bonds, Series C, 5.90% due
                                           12/01/2015 (f)                                                             2,814

               AAA      Aaa        2,530   Michigan State Hospital Finance Authority, Hospital Revenue Bonds
                                           (Mid-Michigan Obligation Group), Series A, 5.50% due 4/15/2018 (a)         2,685

                                           Michigan State Hospital Finance Authority, Hospital Revenue
                                           Refunding Bonds:
               A+       A2         2,200      (Crittenton Hospital), Series A, 5.625% due 3/01/2027                   2,240
               A        A1         2,000      (Sparrow Obligation Group), 5.625% due 11/15/2031                       2,025

                                           Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
               AAA      Aaa        2,715      (Ascension Health Credit), Series A, 5.75% due 11/15/2009 (b)(e)        3,102
               AAA      Aaa       12,000      (Ascension Health Credit), Series A, 6.125% due 11/15/2009 (b)(e)      13,940
               AAA      Aaa        2,500      (Ascension Health Credit), Series A, 6.25% due 11/15/2009 (b)(e)        2,920
               AAA      Aaa        4,805      (Mercy Health Services), Series T, 6.50% due 8/15/2013 (b)              5,379
               AAA      Aaa        2,000      (Mercy Health Services), Series X, 6% due 8/15/2014 (b)                 2,226
               AAA      Aaa        2,200      (Mercy Health Services), Series X, 5.75% due 8/15/2019 (b)              2,382
               AAA      Aaa        4,930      (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (b)                   5,476
               AAA      Aaa        3,000      (Saint John Hospital), Series A, 6.0% due 5/15/2013 (a)(h)              3,070
               AA-      Aa3        1,000      (Trinity Health Credit), Series C, 5.375% due 12/01/2023                1,022
               AA-      Aa3        2,255      (Trinity Health Credit), Series C, 5.375% due 12/01/2030                2,287
               AAA      Aaa        6,400      (Trinity Health), Series A, 6% due 12/01/2027 (a)                       6,962

                                           Michigan State Strategic Fund, Limited Obligation Revenue Bonds:
               BBB-     Baa1       5,000      (Ford Motor Company Project), AMT, Series A, 6.55% due 10/01/2022       5,036
               BBB+     NR*        3,000      (Republic Services Inc.), AMT, 4.25% due 8/01/2031                      2,832

                                           Michigan State Strategic Fund, Limited Obligation Revenue
                                           Refunding Bonds:
               AAA      Aaa        7,250      (Detroit Edison Company), AMT, Series A, 5.55% due 9/01/2029 (b)        7,458
               AAA      Aaa        6,000      (Detroit Edison Company Fund--Pollution), Series AA, 6.95% due
                                              5/01/2011 (c)                                                           7,181
               A-       A3         2,175      (Dow Chemical Company Project), AMT, 5.50% due 12/01/2028               2,311
               NR*      Aaa        5,750      RIB, Series 382, 11.38% due 9/01/2025 (b)(g)                            6,598

               BBB      Baa1       2,500   Michigan State Strategic Fund, PCR, Refunding (General Motors Corp.),
                                           6.20% due 9/01/2020                                                        2,557

               AAA      Aaa        1,000   Michigan State Trunk Line Revenue Refunding Bonds, 5.25% due
                                           10/01/2021 (d)                                                             1,047

                                           Michigan Technological University, General Revenue Bonds,
                                           Series A (b):
               AAA      Aaa        1,850      5% due 10/01/2029                                                       1,853
               AAA      Aaa        1,650      5% due 10/01/2034                                                       1,642

               AAA      Aaa       15,000   Monroe County, Michigan, Economic Development Corp., Limited
                                           Obligation Revenue Refunding Bonds (Detroit Edison Co. Project),
                                           Series AA, 6.95% due 9/01/2022 (c)                                        18,974

               AAA      Aaa        9,000   Monroe County, Michigan, PCR (Detroit Edison Company Project), AMT,
                                           Series CC, 6.55% due 6/01/2024 (b)                                         9,128

               AAA      Aaa        1,000   Montrose Township, Michigan, School District, GO, 6.20% due
                                           5/01/2017 (b)                                                              1,173

               NR*      Aaa        1,830   Muskegon Heights, Michigan, Water System Revenue Bonds, Series A,
                                           5.625% due 11/01/2025 (b)                                                  1,937

               AAA      Aaa          235   Northview, Michigan, Public School District, GO, Refunding, 5.80%
                                           due 5/01/2021 (b)                                                            251

               AAA      Aaa        1,100   Norway Vulcan, Michigan, Area Schools, GO, 5.90% due 5/01/2025 (c)         1,210

               AA+      Aaa        2,425   Oxford, Michigan, Area Community School District, GO, 5.50% due
                                           5/01/2018 (d)                                                              2,628

               AAA      Aaa        1,000   Plainwell, Michigan, Community Schools, School District, Building
                                           and Site, GO, 5.50% due 5/01/2020 (d)                                      1,075


MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P      Moody's    Face
               Ratings  Ratings   Amount   Municipal Bonds                                                         Value
Michigan (concluded)

               A        NR*      $   700   Pontiac, Michigan, Tax Increment Finance Authority, Tax
                                           Increment Revenue Refunding Bonds (Development Area 2), 5.625%
                                           due 6/01/2022 (i)                                                      $     718

               AA+      Aa1        1,800   Rochester, Michigan, Community School District, GO, Series II,
                                           5.50% due 5/01/2015 (c)                                                    1,960

               AAA      Aaa        2,500   Saginaw, Michigan, Hospital Finance Authority, Revenue Refunding
                                           Bonds (Covenant Medical Center), Series E, 5.625% due 7/01/2013 (b)        2,711

               NR*      Aaa        8,900   Saint Clair County, Michigan, Economic Revenue Refunding Bonds
                                           (Detroit Edison Company), RIB, Series 282, 11.42% due 8/01/2024 (a)(g)    11,453

               AAA      Aaa        1,300   Southfield, Michigan, Library Building Authority, GO, 5.50% due
                                           5/01/2018 (b)                                                              1,410

                                           Sturgis, Michigan, Public School District, GO (School Building
                                           and Site):
               AA+      Aa1        1,900      5.50% due 5/01/2021                                                     2,049
               AA+      Aa1        2,545      5.625% due 5/01/2030                                                    2,680

               AAA      Aaa        1,000   Three Rivers, Michigan, Community Schools, GO, 6% due 5/01/2006 (b)(e)     1,091

               AAA      Aaa        1,100   Waverly, Michigan, Community School, GO, 5.50% due 5/01/2021 (c)           1,186

               AAA      Aaa       10,660   Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit
                                           Metropolitan Wayne County), AMT, Series A, 5.375% due 12/01/2015 (b)      11,198

               AAA      Aaa        1,750   Wayne Charter County, Michigan, Detroit Metropolitan Airport, GO,
                                           Airport Hotel, Series A, 5% due 12/01/2030 (b)                             1,750

               AAA      Aaa        2,070   Wayne County, Michigan, COP, 5.625% due 5/01/2011 (a)                      2,257

                                           West Bloomfield, Michigan, School District, GO, Refunding (c):
               AAA      Aaa        1,710      5.50% due 5/01/2017                                                     1,858
               AAA      Aaa        1,225      5.50% due 5/01/2018                                                     1,327

               AAA      Aaa        2,405   West Branch-Rose City, Michigan, Area School District, GO, 5.50%
                                           due 5/01/2024 (c)                                                          2,534


Puerto Rico--4.4%

                                           Children's Trust Fund Project of Puerto Rico, Tobacco Settlement
                                           Revenue Refunding Bonds:
               BBB      Baa3       2,300      5.50% due 5/15/2039                                                     2,129
               BBB      Baa3       1,400      5.625% due 5/15/2043                                                    1,311

               AAA      Aaa        1,270   Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust
                                           Receipts, Class R, Series 16 HH, 10.07% due 7/01/2013 (d)(g)               1,640

                                           Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                           Revenue Bonds:
               AAA      Aaa        1,000      Series A, 5.375% due 8/01/2024 (b)                                      1,053
               BBB+     Baa3       1,000      Series E, 5.70% due 8/01/2025                                           1,048
               BBB+     Baa3       2,900      Series E, 5.75% due 8/01/2030                                           3,058

               AAA      Aaa        2,150   University of Puerto Rico, University Revenue Refunding Bonds,
                                           Series O, 5.375% due 6/01/2030 (b)                                         2,225

                                           Total Municipal Bonds (Cost--$382,291)--144.5%                           407,421


MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

                                  Shares
                                   Held    Short-Term Securities                                                   Value
                                  15,355   CMA Michigan Municipal Money Fund (j)                                  $  15,355

                                           Total Short-Term Securities (Cost--$15,355)--5.4%                         15,355

               Total Investments (Cost--$397,646)--149.9%                                                           422,776
               Liabilities in Excess of Other Assets--(0.3%)                                                          (790)
               Preferred Stock, at Redemption Value--(49.6%)                                                      (140,010)
                                                                                                                  ---------
               Net Assets Applicable to Common Stock--100.0%                                                      $ 281,976
                                                                                                                  =========

*Not Rated.

**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(a)AMBAC Insured.

(b)MBIA Insured.

(c)FGIC Insured.

(d)FSA Insured.

(e)Prerefunded.

(f)FHA Insured.

(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2004.

(h)Escrowed to maturity.

(i)ACA Insured.

(j)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                  (in Thousands)

                                           Net          Dividend
Affiliate                                Activity        Income

CMA Michigan Municipal
   Money Fund                             4,519           $22


Forward interest rate swaps entered into as of April 30, 2004 were as follows:

                                                  (in Thousands)

                                      Notional       Unrealized
Affiliate                              Amount       Depreciation

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate equal to 3.926%

Broker, J.P. Morgan Chase Bank
Expires August 2014                   $21,500        $   (19)


See Notes to Financial Statements.



Quality Profile


The quality ratings of securities in the Fund as of April 30, 2004 were as follows:


                                        Percent of
                                          Total
S&P Rating/Moody's Rating              Investments

AAA/Aaa                                    81.4%
AA/Aa                                       4.5
A/A                                         2.6
BBB/Baa                                     7.8
NR (Not Rated)                              3.7



MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2004


Statement of Net Assets

As of April 30, 2004
Assets

           Investments in unaffiliated securities, at value
           (identified cost--$382,291,020)                                                                  $   407,421,360
           Investments in affiliated securities, at value (identified cost--$15,354,873)                         15,354,873
           Cash                                                                                                      25,177
           Receivables:
               Interest                                                                   $     7,603,301
               Securities sold                                                                    100,000
               Dividends from affiliates                                                              214         7,703,515
                                                                                          ---------------
           Prepaid expenses                                                                                           4,360
                                                                                                            ---------------
           Total assets                                                                                         430,509,285
                                                                                                            ---------------

Liabilities

           Unrealized depreciation on forward interest rate swaps                                                    18,727
           Payables:
               Securities purchased                                                             8,085,526
               Investment adviser                                                                 198,810
               Dividends to Common Stock shareholders                                             181,321
               Other affiliates                                                                     2,976         8,468,633
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                    35,728
                                                                                                            ---------------
           Total liabilities                                                                                      8,523,088
                                                                                                            ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.05 per share
           (2,000 Series A Shares, 2,000 Series B Shares and 1,600 Series C Shares
           of AMPS* issued and outstanding at $25,000 per share liquidation preference)                         140,009,780
                                                                                                            ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                                            $   281,976,417
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

           Common Stock, par value $.10 per share (18,155,932 shares issued and
           outstanding)                                                                                     $     1,815,593
           Paid-in capital in excess of par                                                                     268,391,966
           Undistributed investment income--net                                           $     4,570,847
           Accumulated realized capital losses on investments--net                           (17,913,602)
           Unrealized appreciation on investments--net                                         25,111,613
                                                                                          ---------------
           Total accumulated earnings--net                                                                       11,768,858
                                                                                                            ---------------
           Total--Equivalent to $15.53 net asset value per share of Common Stock
           (market price--$14.25)                                                                           $   281,976,417
                                                                                                            ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2004


Statement of Operations

For the Six Months Ended April 30, 2004
Investment Income

           Interest                                                                                         $    11,071,875
           Dividends from affiliates                                                                                 21,596
                                                                                                            ---------------
           Total income                                                                                          11,093,471
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     1,078,884
           Commission fees                                                                        178,617
           Accounting services                                                                     74,117
           Transfer agent fees                                                                     38,013
           Professional fees                                                                       32,210
           Printing and shareholder reports                                                        17,969
           Directors' fees and expenses                                                            13,114
           Custodian fees                                                                          11,771
           Listing fees                                                                            10,665
           Pricing fees                                                                             8,851
           Other                                                                                   21,340
                                                                                          ---------------
           Total expenses before reimbursement                                                  1,485,551
           Reimbursement of expenses                                                             (28,379)
                                                                                          ---------------
           Total expenses after reimbursement                                                                     1,457,172
                                                                                                            ---------------
           Investment income--net                                                                                 9,636,299
                                                                                                            ---------------

Realized & Unrealized Loss on Investments--Net

           Realized loss on investments--net                                                                      (552,195)
           Change in unrealized appreciation/depreciation on investments--net                                   (6,821,407)
                                                                                                            ---------------
           Total realized and unrealized loss on investments--net                                               (7,373,602)
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

           Investment income--net                                                                                 (608,908)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $     1,653,789
                                                                                                            ===============

See Notes to Financial Statements.


MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2004


Statements of Changes in Net Assets
                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                             April 30,         October 31,
Increase (Decrease) in Net Assets:                                                              2004               2003
Operations

           Investment income--net                                                         $     9,636,299   $    19,930,690
           Realized gain (loss) on investments--net                                             (552,195)         1,528,951
           Change in unrealized appreciation/depreciation on investments--net                 (6,821,407)         1,157,612
           Dividends to Preferred Stock shareholders                                            (608,908)       (1,325,488)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                 1,653,789        21,291,765
                                                                                          ---------------   ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                             (9,041,654)      (17,729,268)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to Common Stock
           shareholders                                                                       (9,041,654)      (17,729,268)
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

           Total increase (decrease) in net assets applicable to Common Stock                 (7,387,865)         3,562,497
           Beginning of period                                                                289,364,282       285,801,785
                                                                                          ---------------   ---------------
           End of period*                                                                 $   281,976,417   $   289,364,282
                                                                                          ===============   ===============
               *Undistributed investment income--net                                      $     4,570,847   $     4,585,110
                                                                                          ===============   ===============

See Notes to Financial Statements.


MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2004


Financial Highlights

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                              April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002      2001++++++   2000++++++
Per Share Operating Performance

           Net asset value, beginning of period              $    15.94   $    15.74   $    15.81   $    14.48   $    13.91
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                .53+++      1.10+++      1.10+++         1.08          .99
           Realized and unrealized gain (loss) on
           investments--net                                       (.41)          .15        (.12)         1.30          .67
           Dividends to Preferred Stock shareholders
           from investment income--net                            (.03)        (.07)        (.11)        (.24)        (.30)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .09         1.18          .87         2.14         1.36
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends to Common Stock shareholders
           from investment income--net                            (.50)        (.98)        (.94)        (.81)        (.79)
           Capital charge resulting from issuance of
           Common Stock                                              --           --           --         --++           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends to Common Stock shareholders           (.50)        (.98)        (.94)        (.81)        (.79)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    15.53   $    15.94   $    15.74   $    15.81   $    14.48
                                                             ==========   ==========   ==========   ==========   ==========
           Market price per share, end of period             $    14.25   $    14.69   $    13.95   $    14.22   $  11.9375
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on market price per share                    .25%+++++       12.57%        4.77%       26.44%        4.62%
                                                             ==========   ==========   ==========   ==========   ==========
           Based on net asset value per share                 .69%+++++        8.26%        6.33%       15.89%       11.19%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of reimbursement and
           excluding reorganization expenses***                  1.00%*        1.01%        1.04%        1.05%        1.10%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses, excluding reorganization
           expenses***                                           1.01%*        1.03%        1.04%        1.05%        1.10%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses***                                     1.01%*        1.03%        1.04%        1.05%        1.33%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net***                       6.58%*        6.83%        7.10%        7.10%        7.49%
                                                             ==========   ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Stock
           shareholders                                           .41%*         .45%         .70%        1.59%        2.18%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net, to Common Stock
           shareholders                                          6.17%*        6.38%        6.40%        5.51%        5.31%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock***

           Total expenses, net of reimbursement and
           excluding reorganization expenses                      .67%*         .68%         .70%         .70%         .72%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses, excluding reorganization
           expenses                                               .69%*         .69%         .70%         .70%         .72%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses                                         .69%*         .69%         .70%         .70%         .86%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net                          4.46%*        4.61%        4.75%        4.71%        4.87%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders              .87%*         .94%        1.40%        3.14%        4.06%
                                                             ==========   ==========   ==========   ==========   ==========


MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2004


Financial Highlights (concluded)
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived     April 30,           For the Year Ended October 31,
from information provided in the financial statements.           2004        2003         2002      2001++++++   2000++++++
Supplemental Data

           Net assets applicable to Common Stock, end
           of period (in thousands)                          $  281,976   $  289,364   $  285,802   $  286,982   $  262,864
                                                             ==========   ==========   ==========   ==========   ==========
           Preferred Stock outstanding, end of period
           (in thousands)                                    $  140,000   $  140,000   $  140,000   $  140,000   $  140,000
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    16.57%       33.39%       32.68%       68.17%       51.41%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                         $    3,014   $    3,067   $    3,041   $    3,050   $    2,878
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding++++

           Series A--Investment income--net                  $      111   $      240   $      354   $      792   $    1,023
                                                             ==========   ==========   ==========   ==========   ==========
           Series B--Investment income--net                  $      110   $      230   $      362   $      783   $      653
                                                             ==========   ==========   ==========   ==========   ==========
           Series C--Investment income--net                  $      104   $      240   $      333   $      782   $      678
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

***Do not reflect the effect of dividends to Preferred Stock shareholders.

++Amount is less than $(.01) per share.

++++The Fund's Preferred Stock was issued on November 19, 1992
(Series A) and March 6, 2000 (Series B and Series C).

++++++Certain prior year amounts have been reclassified to conform to current year presentation.

+++Based on average shares outstanding.

+++++Aggregate total investment return.

See Notes to Financial Statements.


MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund, and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2004



Notes to Financial Statements (continued)


Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend dates. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2004, FAM reimbursed the Fund in the amount of $28,379.

For the six months ended April 30, 2004, the Fund reimbursed MLIM
$4,442 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2004 were $72,416,452 and $69,036,674, respectively.

Net realized gains (losses) for the six months ended April 30, 2004 and net unrealized appreciation/depreciation as of April 30, 2004 were as follows:


                                                         Unrealized
                                        Realized      Appreciation/
                                  Gains (Losses)       Depreciation

Long-term investments             $      580,346     $   25,130,340
Forward interest rate swaps          (1,132,541)                 --
Financial futures contracts                   --           (18,727)
                                  --------------     --------------
Total                             $    (552,195)     $   25,111,613
                                  ==============     ==============


As of April 30, 2004, net unrealized appreciation for Federal income tax purposes aggregated $25,288,350, of which $27,056,713 related to appreciated securities and $1,768,363 related to depreciated securities. The aggregate cost of investments at April 30, 2004 for Federal income tax purposes was $397,487,883.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.



MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2004



Notes to Financial Statements (concluded)


Preferred Stock
Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2004 were as follows: Series A, 1.02%, Series B, 1.02% and Series C, .75%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $90,677 as commissions.


5. Capital Loss Carryforward:
On October 31, 2003, the Fund had a net capital loss carryforward of $13,269,487, of which $679,274 expires in 2006; $3,974,932 expires in 2007; $7,490,629 expires in 2008; and $1,124,652 expires in 2010.
This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.084000 per share on May 27, 2004 to shareholders of record on May 14, 2004.



Proxy Results

During the six-month period ended April 30, 2004, MuniYield Michigan
Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

                                                               Shares Voted       Shares Withheld
                                                                   For              From Voting
1.  To elect the Fund's Directors:   Donald W. Burton           17,016,533            635,326
                                     David H. Walsh             17,022,560            629,299
                                     Fred G. Weiss              17,025,159            626,700



During the six-month period ended April 30, 2004, MuniYield Michigan
Insured Fund, Inc.'s Preferred Stock shareholders (Series A - C) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

                                                               Shares Voted       Shares Withheld
                                                                   For              From Voting
1. To elect the Fund's Board of Directors: Donald W. Burton,
   M. Colyer Crum, Laurie Simon Hodrick, David H. Walsh and
   Fred G. Weiss                                                  4,895                  2



MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2004



Officers and Directors


Terry K. Glenn, President and Director
Donald W. Burton, Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
David H. Walsh, Director
Fred G. Weiss, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286



NYSE Symbol
MIY



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MUNIYIELD MICHIGAN INSURED FUND, INC., APRIL 30, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Michigan Insured Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Michigan Insured Fund, Inc.


Date: June 18, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Michigan Insured Fund, Inc.


Date: June 18, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Michigan Insured Fund, Inc.


Date: June 18, 2004